SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 15, 2007


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-28074                                         04-3130648
(Commission File Number)                   (I.R.S. Employer Identification No.)

          25 First Street
           Cambridge, MA                                  02141
(Address of Principal Executive Offices)                (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 15, 2007, Sapient Corporation ("Sapient") received a written Additional Staff Determination letter from the Listings Qualifications department of The Nasdaq Stock Market stating that Sapient is not in compliance with Nasdaq Marketplace Rule 4310(c)(14). As anticipated, the letter was issued in accordance with Nasdaq procedures due to the delayed filing of Sapient's Quarterly Report on Form 10-Q.

Additionally, on May 10, 2007, the Nasdaq Listing and Hearing Review Council approved the company's appeal and granted it an additional extension of time, until June 18, 2007, to file its delayed periodic reports and restated financial statements. The company plans to file these reports with the Securities and Exchange Commission on June 12, 2007.

Item 8.01.  Other Events.

Sapient will release financial results for its first quarter ended March 31, 2007 after the close of trading on Tuesday, June 12, 2007.

The press release issued by Sapient on May 21, 2007 in connection with these matters is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1     Press release dated May 21, 2007

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 21, 2007               SAPIENT CORPORATION
                                      (Registrant)



                                           By:  /s/ Kyle A. Bettigole
                                                --------------------------------
                                                Assistant General Counsel &
                                                Assistant Secretary

       Exhibit Index

       Exhibit
       Number              Description
       ------              -----------

       99.1                Press release dated May 21, 2007